                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2002
                                                          --------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
              New Jersey                              333-56865                             11-2735914
              ----------                              ---------                             ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----

(Address of Principal Executive Offices)                                             (Zip Code)

                       Registrant's telephone number, including area code: (609) 441-8406
                                                                           --------------

                                          TRUMP'S CASTLE FUNDING, INC.
                                          ----------------------------
                               (Exact Name of Registrant as Specified in Charter)


              New Jersey                               1-09029                              11-2739203
              ----------                               -------                              ----------


    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----


(Address of Principal Executive Offices)                                             (Zip Code)

                       Registrant's telephone number, including area code: (609) 441-8406
                                                                           --------------

                                         TRUMP'S CASTLE ASSOCIATES, L.P.
                                         -------------------------------
                               (Exact Name of Registrant as Specified in Charter)


              New Jersey                             33-68038-01                            22-2608426
              ----------                             -----------                            ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----

(Address of Principal Executive Offices)                                             (Zip Code)


                       Registrant's telephone number, including area code: (609) 441-8406
                                                                           --------------
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

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated April 24, 2002, issued by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:


Exhibit No.       Description
-----------       -----------


99.1 News Release, dated April 24, 2002, of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRUMP'S CASTLE HOTEL & CASINO, INC.

Date: April 24, 2002             By: /s/ JOHN P. BURKE
                                    ------------------------------------------
                                 Name:    John P. Burke
                                 Title:   Vice President and Treasurer

                                 TRUMP'S CASTLE FUNDING, INC.

Date: April 24, 2002             By: /s/ JOHN P. BURKE
                                     -----------------------------------------
                                 Name:    John P. Burke
                                 Title:   Vice President and Treasurer

                                 TRUMP'S CASTLE ASSOCIATES, L.P.
                                 By: Trump's Castle Hotel & Casino, Inc., Its General Partner

Date: April 24, 2002             By: /s/ JOHN P. BURKE
                                    ------------------------------------------
                                 Name:    John P. Burke
                                 Title:   Vice President and Treasurer

                                  EXHIBIT INDEX


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
Exhibit No.       Description                                                           Page No.
-----------       -----------                                                           --------


99.1 News Release, dated April 24, 2002, of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.
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